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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                           FORM 8-K

                        CURRENT REPORT

               Pursuant to Section 13 or 15 (d)
            of the Securities Exchange Act of 1934



                        October 1, 1997
                    Date of Report (Date of
                    earliest event reported)



                     FCS LABORATORIES, INC.
     (Exact name of Registrant as specified in its charter)



                      Commission File Number
                            0-13154



        Arizona                               95-2568559
(State of Incorporation)              (I.R.S. Employer ID Number)



2330 S. Industrial Park Ave., Tempe, Arizona          85282
(Address of principal executive offices)           (Zip Code)



                         (602) 966-7248
      (Registrant's telephone number, including area code)


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Item 4(b) - Engagement of New Independent Accountant


FCS Laboratories, Inc. (the "Company") announced the appointment of Rosenberg Rich Baker Berman & Company to audit the Company's books and records for the fiscal year ended September 30, 1997.
The appointment will be submitted for ratification to the Company's Shareholders at their next annual meeting.

The firm McGladrey & Pullen, LLP has served as the Company's auditors since fiscal 1992. The decision of the Board of Directors of the Company was based on the recommendation of its Audit Committee and was prompted by cost considerations only.

In its announcement, the Company emphasized that no disputes exist between the Company and McGladrey and Pullen, LLP.
































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                         Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, authorized officer.











Date:  October 1, 1997                 FCS LABORATORIES, INC.



                                       /S/ Nicholas A. Gallo, III

                                       Nicholas A. Gallo, III
                                       Chairman, member of the
                                       Board of Directors and
                                       President





















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